LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

LOOMIS SAYLES MUNICIPAL INCOME FUND

Supplement dated October 1, 2007 to the Natixis Income and Tax Free Income Funds Class A, B and C Prospectus and the Natixis Funds Statement of Additional Information - Part II, each dated February 1, 2007, each as may be revised and supplemented from time to time

Effective September 30, 2007, Robert Payne no longer serves as co-portfolio manager of the Loomis Sayles Massachusetts Tax Free Income Fund or the Loomis Sayles Municipal Income Fund. All references to Mr. Payne are removed.

Martha A. Strom continues to serve as the portfolio manager for the Loomis Sayles Massachusetts Tax Free Income Fund and the Loomis Sayles Municipal Income Fund.

SP359-1007